UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K
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CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): October 10, 2017 (October 4, 2017)
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EZCORP, Inc.
(Exact name of registrant as specified in its charter)
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Delaware	0-19424	74-2540145
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
2500 Bee Cave Road, Rollingwood, Texas 78746
(Address of principal executive offices) (zip code)
Registrant’s telephone number, including area code: (512) 314-3400
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 — Entry into a Material Definitive Agreement
On October 4, 2017, EZCORP International, Inc., a wholly-owned subsidiary of EZCORP, Inc. (“EZCORP”), entered into a definitive Stock Purchase Agreement dated October 4, 2017 with Black Icebreaker Corporation, a business company organized and existing under the laws of the British Virgin Islands (the “Seller”), pursuant to which EZCORP will acquire all of the issued and outstanding ordinary shares of Camira Administration Corp., a business company organized and existing under the laws of the British Virgin Islands, which, through its wholly-owned subsidiaries, owns and operates 112 pawn stores located in Guatemala (72 stores), El Salvador (17 stores), Honduras (12 stores) and Peru (11 stores) (collectively, the “Acquired Companies”). Such definitive Stock Purchase Agreement is referred to herein as the “SPA.”
The acquisition contemplated by the SPA was completed on October 6, 2017, and additional information regarding the terms and conditions of the SPA is set forth in Item 2.01 below and is incorporated herein by reference.
The SPA provides for certain indemnification obligations of both EZCORP and the Seller, subject to certain limitations. Generally, the maximum amount of the Seller’s indemnification obligations is (a) 15% of the purchase price, including the Earn Out Payment (as defined below) when and if paid, for general representations and warranties and (b) 100% of the purchase price for all other indemnification obligations, including Fundamental Representations (as defined in the SPA). The Seller is required to hold and maintain at least $6 million in unencumbered marketable securities in a U.S. brokerage account after the Closing Date (as defined below). Such minimum amount will be reduced pro rata on an annual basis over the five-year period immediately following the Closing Date (i.e., reduced to $4.8 million on the first anniversary of the Closing Date, $3.6 million on the second anniversary of the Closing Date, $2.4 million on the third anniversary of the Closing Date, $1.2 million on the fourth anniversary of the Closing Date, and $0 on the fifth anniversary of the Closing Date).
The SPA contains certain representations and warranties from EZCORP and the Seller, and each party agreed to certain covenants, including certain non-competition provisions restricting the Seller and its affiliates during the five-year period following the Closing Date from competing with, or soliciting the employees of, the Acquired Companies or EZCORP.
The foregoing description of the SPA is not complete and is qualified in its entirety by reference to the SPA, a copy of which is filed as Exhibit 2.1 to this Report and is incorporated herein by reference.
The SPA has been included to provide investors and security holders with information regarding its terms. It is not intended to provide any other factual information about EZCORP or the parties to the SPA. The representations, warranties and covenants contained in the SPA were made only for the purposes of such agreement and as of the specific dates therein, were solely for the benefit of the parties to such agreement, and may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures exchanged among the parties in connection with the execution of the SPA. The representations and warranties may have been made for the purposes of allocating contractual risk between the parties to the SPA instead of establishing those matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Investors are not third-party beneficiaries under the SPA and should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or conditions of EZCORP, the Seller, the Acquired Companies or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the SPA, which subsequent information may or may not be fully reflected in EZCORP’s public disclosures.
Item 2.01 — Completion of Acquisition or Disposition of Assets
On October 6, 2017 (the “Closing Date”), EZCORP completed the acquisition of the Acquired Companies pursuant to the terms set forth in the SPA, which is filed as Exhibit 2.1 to this Report and incorporated herein by reference.
On the Closing Date, EZCORP paid $53.4 million, with an additional $2.25 million to be paid contingent upon performance of the Acquired Companies’ business during the 24 months following the Closing Date (the “Earn Out Payment”). The Closing Date consideration, subject to the escrow amount described below, was paid in cash. At the time of closing, the Acquired Companies owed $6.6 million in indebtedness to members of the Seller’s affiliated group, and under the terms of the SPA, EZCORP agreed to cause the Acquired Companies to repay such indebtedness as promptly as practicable after the Closing Date.
At the closing, $3 million of the purchase price was paid into an escrow account to be held subject to indemnification claims under the SPA. The escrowed funds will be released as follows: $1 million on the first anniversary of the Closing Date, $1 million on the second anniversary of the Closing Date and $1 million on the third anniversary of the Closing Date (less, in each case, any amounts that are then subject to indemnification claims). In addition, EZCORP is entitled to deduct certain tax payment amounts from the Earn Out Payment when and if earned. The Acquired Companies were required to hold at least $2.4 million in cash at the time of closing.

Item 7.01 — Regulation FD Disclosure
On October 9, 2017, EZCORP issued a press release announcing completion of the acquisition described in Item 2.01 above. The full text of the press release is attached hereto as Exhibit 99.1.
The information set forth, or referred to, in this Item 7.01 (including Exhibit 99.1) shall not be deemed “filed” for purposes of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section, and shall not be deemed to be incorporated by reference into any registration statement or other filing made by EZCORP under the Securities Act of 1933 or the Securities Exchange Act of 1934, unless such subsequent filing specifically references this Item 7.01 of this Report.
Item 9.01 — Financial Statements and Exhibits

(d)	Exhibits.

2.1	Share Purchase Agreement, dated October 4, 2017, by and between EZCORP International, Inc. and Black Icebreaker Corporation
99.1	Press Release of EZCORP, Inc. dated October 9, 2017
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EZCORP, INC.

Date:	October 10, 2017	By:	/s/ Thomas H. Welch, Jr.
Thomas H. Welch, Jr.
Chief Legal Officer and Secretary

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

2.1	Share Purchase Agreement, dated October 4, 2017, by and between EZCORP International Inc. and Black Icebreaker Corporation
99.1	Press Release of EZCORP, Inc. dated October 9, 2017